Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of AeroClean Technologies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Jason DiBona, as Principal Executive Officer of the Company, hereby certify that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2022	/s/ Jason DiBona
Jason DiBona
Principal Executive Officer